CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.



                                                                   EXHIBIT 10.13

                     MANAGED DATA NETWORK SERVICES AGREEMENT



                        (Final: Dated September 17, 1996)



                                     BETWEEN



             SCITOR INTERNATIONAL TELECOMMUNICATIONS SERVICES, INC.



                                       AND



                              I-PASS ALLIANCE, INC.

        This Agreement is entered into as of this 17th day of September, 1996 by and between:

        SCITOR INTERNATIONAL TELECOMMUNICATIONS SERVICES, INC., a company incorporated under the laws of the State of Delaware, whose principal place of business is located at 3100 Cumberland Circle, Suite 1200, Atlanta, Georgia 30339, hereinafter referred to as ("Scitor ITS"); and I-PASS ALLIANCE, INC., a company incorporated under the laws of the State of California, whose principal place of business is located at 555 Bryant Avenue, #248, Palo Alto, California 94301 hereinafter referred to as ("Customer").

                                    RECITALS:

        WHEREAS, Customer desires to obtain certain managed data network services from Scitor ITS in order to enable data communications from, to and between certain of Customer's offices worldwide;

        WHEREAS, the Parties desire to specify the terms and conditions under which Scitor ITS will provide the Service to Customer;

        NOW, THEREFORE, in consideration of the premises and mutual undertakings hereinafter set forth, the Parties, intending to be legally bound, hereby agree as follows:

1.      DEFINITIONS

        1.1 In this Agreement, including the Attachments and Schedules which are by this reference incorporated herein, the following words and expressions shall have the following meanings:

                1.1.1 "ASSOCIATED COMPANY" shall mean any company controlling, controlled by or under common control of either of the Parties;

                1.1.2 "CCITT" shall mean the International Telegraph and Telephone Consultative Committee;

                1.1.3 "COMMISSIONING TESTS" shall mean the commissioning tests and procedures to be carried out by Scitor ITS in order to commission the services as specified in Attachment 4;

                1.1.4 "CUSTOMER EQUIPMENT" shall mean X.25 pads or LANAS routers used for access to Scitor ITS Network and to utilize the Service;

                1.1.5 "DATE OF CONNECTION" shall mean the date of the physical connection and commissioning of the Service at each of the Locations;

                1.1.6 "DOLLARS" or "$" shall mean United States Dollars;

                1.1.7 "DTE" shall mean Data Terminating Equipment;

                1.1.8 "EFFECTIVE DATE" shall mean the date first above written;

                1.1.9 "EQUIPMENT" shall mean the communications equipment, cables and connectors which may be supplied by Scitor ITS to Customer under this Agreement;

                1.1.10 "CUSTOMER FACILITIES" shall mean all such equipment and communications lines, including any public data networks or Customer Equipment required by Customer to access the Network (other than Tail Circuits, Equipment and Software which Scitor ITS supplies to Customer pursuant to Clause 5.2) magnetic media, programs, software and other facilities, including the provision of personnel, required by Customer for its use of the Service;

                1.1.11 "FORCE MAJEURE" shall mean an event the result of which causes a Party's failure or delay in performance due to circumstances beyond the that Party's reasonable control including, but without limitation to the foregoing, labor disputes, strikes, lock-outs, shortages of or liability to obtain labor, energy components, raw materials or supplies, war or act of war, riot, insurrection, epidemic, act of God or governmental action not the fault of the non-performing Party;

                1.1.12 "FRAME RELAY" shall mean a high speed switched data service accessing the Network via a permanent leased digital Tail Circuit supporting the transfer of bi-directional Frame Relay frames between terminating equipment at Locations and Scitor ITS' Frame Relay service port on the Network.

                1.1.13 "INITIAL TERM" shall mean forty (40) months from the Effective Date of this Agreement;

                1.1.14 "LOCATIONS" shall mean Customer's locations to be provided with the Service as listed in Attachment 2;

                1.1.15 "NETWORK" shall mean Scitor ITS's communications processors, related equipment, and circuits used by Scitor ITS for the provision of the Service, but excluding Tail Circuits to Locations, public data networks and any terminal equipment including the Equipment sited at Locations;

                1.1.16 "NODE" shall mean a node of the Scitor ITS Network to which a Tail Circuit is to be connected for the purposes of rendering the Service to Customer (dedicated leased line connections only) such Nodes being deployed at such times and places as determined by Scitor ITS;

                1.1.17 "PARTIES" shall mean Scitor ITS and Customer; "Party" shall mean either Scitor ITS or Customer as the context requires;

                1.1.18 "PTT" shall mean a governmental or non-governmental entity or authority which is empowered to own or lease and operate telecommunications circuits or other capacity and to lease said circuits or capacity to parties such as Scitor ITS;

                1.1.19 "PUBLIC X.28" shall mean Scitor ITS' shared public rotary
X.28 dial up service.

                1.1.20 "SERVICE" shall mean Frame Relay, X.25, X.28, LAN Access and other data communications services and all related and ancillary services thereto, or any of same, including the provision of Equipment and Software, all as more fully described in Attachment 1;

                1.1.21 "SITA" shall mean Societe Internationale de Telecommunications Aeronautiques;

                1.1.22 "SOFTWARE" shall mean the software programs and each and every component thereof, as amended from time to time, including all developments, versions or releases thereof whether existing now or becoming available in the future, and all related documentation, which may be supplied by Scitor ITS in connection with the provision of the Service, whether integral to the Equipment or otherwise;

                1.1.23 "SUB-CONTRACTOR" shall mean an Associated Company of Scitor ITS or otherwise a third party whose identity has been notified to Customer;

                1.1.24 "TAIL CIRCUIT" shall mean a telecommunications circuit or other capacity leased from the relevant telecommunications authorities (PTTs) and which permits the connection of a Location to the nearest Scitor ITS Network node;

                1.1.25 "X.25" shall mean a synchronous protocol utilized to effect managed data network services.

2.      SCOPE AND PURPOSE OF AGREEMENT

        This Agreement, including the Attachments, and Schedules, governs the terms and conditions upon which Scitor ITS shall render the Service to Customer. This Agreement is for the benefit of Customer only and in no event shall Customer be entitled to resell the Service to any third party. Scitor ITS reserves the right to refuse any request for Service at any Location or country or to immediately suspend or terminate any Service if Scitor ITS has reasonable grounds for suspecting that such request for, or provision of Service is not in accordance with this Clause 2. In no event shall Customer be authorized to connect any other communications network to the Network, with the exception of the Customer Equipment, whether directly or indirectly or whether via Equipment or any other terminal equipment not supplied by Scitor ITS. Breach of this Clause 2 by Customer shall be considered a material breach of this Agreement.

3.      TERM AND TERMINATION

        3.1 This Agreement shall become effective on the Effective Date and, except as provided under Clauses 3.2 or 3.3 below, shall continue in full force and effect for the Initial Term. Thereafter, this Agreement shall be automatically renewed for successive periods of 12 months unless either Scitor ITS or Customer gives to the other Party written notice of its intention to terminate this Agreement at least 60 days prior to the end of the Initial Term or any renewal thereof.

        3.2 Either Party may terminate this Agreement by notice in writing to the other Party forthwith in any of the following events:

                3.2.1 if the other Party is guilty of any material breach, non-observance or non-performance of its obligations hereunder or any of them and does not remedy the same (if it is capable of remedy) within 14 days of written notice of such failure or breach being given by the non-defaulting Party;

                3.2.2 if an order is made or an effective resolution is passed for the dissolution or winding up of the other Party except for the purposes of an amalgamation, merger or reconstruction;

                3.2.3 if an encumbrancer takes possession or a receiver is appointed over the whole or any part of the undertaking or assets of the other Party;

                3.2.4 if the other Party becomes insolvent or makes any special arrangements or any special assignment for the benefit of its creditors, or is the subject of a voluntary or involuntary filing under the bankruptcy laws of any jurisdiction.

        3.3 On termination of this Agreement for whatever reason each Party will return to the other forthwith any and all property of whatever kind and nature provided under this Agreement and belonging to the other.

        3.4 Termination of this Agreement for any cause shall not affect any rights or obligations of the Parties in relation to anything done prior to such termination and the provisions of this Agreement shall continue to bind the Parties insofar and so long as may be necessary to give effect to such rights and obligations.

4.      PROVISION OF SERVICE

        4.1 Customer shall negotiate and conclude contracts with Customer Equipment suppliers wherein such contracts include the provision of the Services. Customer shall be solely responsible for all risks and expenses incurred in connection with its activities under this Agreement and for itself with Customer Equipment suppliers for the purpose of provisioning the Services and act in all respects on its own account, including, but not limited to, technical support, project management and help desk services. Customer shall procure under Customer Equipment suppliers contracts that all Customer Equipment suppliers will comply with all obligations of Customer under this Agreement.

        4.2 Scitor ITS shall provide and Customer shall obtain from Scitor ITS, the Service specified in Attachment 1, subject to payment of the charges specified in Attachment 2.

        4.3 Scitor ITS reserves the right to control, direct and establish procedures for the use of the Service and Customer agrees to follow the reasonable instructions and procedures of Scitor ITS with respect to the use of the Service. Scitor ITS also reserves the right to make operational changes to the Service, including Customer identification procedures, types of terminal equipment permitted to access the Service, system programming languages, administrative and operational algorithms, apparatus comprised in any network used to deliver the Service, and designation of particular addresses, provided that in the exercise of its rights under this Clause 4.2, Scitor ITS shall not materially adversely affect the Service provided to Customer nor cause Customer to incur increased charges.

        4.4 Recognizing the rapidly changing telecommunications environment and the evolving area of telecommunications law, both Parties shall actively monitor and ensure that its operations, including the connection of any apparatus, Equipment or Customer Equipment to any network used to deliver the Service, are in full compliance at all times with the applicable telecommunications, data protection, or other laws, regulations, and licenses (including, but not limited to, the requirements and limitations associated with the provision of voice service over frame relay) in each jurisdiction in which Customer uses the Service or Scitor ITS provides the Service. Customer will obtain any necessary regulatory approvals and licenses, and upon reasonable request from Scitor ITS, Customer will provide evidence of said regulatory approvals and licenses to Scitor ITS.

        4.5 Any terminal, Customer Equipment or other computer equipment used to gain access to the Service must be approved by Scitor ITS prior to its connection to the Network. Scitor ITS reserves the right to immediately disconnect (or require the disconnection of) any such equipment in breach of this provision.

        4.6 Customer shall nominate a representative ("Network Project Manager") and a deputy on either of whose authority Scitor ITS may rely in its relationship with Customer.

        4.7 Scitor ITS shall put in place, and thereafter maintain for the term of this Agreement, reasonable security to protect Customer's computer stored data transmitted over the Network from unauthorized access and disclosure other than as permitted by the terms of this Agreement or to anybody having statutory authority to require Scitor ITS to make disclosures.

        4.8 Customer shall be responsible for obtaining and maintaining the Customer Facilities. Neither Scitor ITS nor its agents or Sub-Contractors shall have any responsibility for or liability with respect to the Customer Facilities, including, but not limited to, the use, operation or performance of such Customer Facilities.

        4.9 It is understood that the provision of adequate comprehensive liability insurance to protect Scitor ITS/SITA or Associated Companies of Scitor ITS from all forms of property damage, bodily injury and death, in all Locations where Customer Equipment is co-located with Scitor ITS/SITA or Associated Companies of Scitor ITS shall be provided by Customer. Said insurance shall be evidenced by Customer providing to Scitor ITS a certificate of insurance naming Scitor ITS/SITA or Associated Companies of Scitor ITS as additional insured with a minimum of thirty (30) days notice of cancellation.

5.      SUPPORT SERVICES

        5.1 Scitor ITS shall provide for the benefit of Customer the help desk facilities at certain locations as notified by Scitor ITS, in order that Customer may obtain technical advice and guidance on the operation and use of the Service. Customer understands that the location of the help desk facilities is subject to reasonable change at any time. These help desk facilities will be available 24 hours a day, 7 days a week, to answer all service related queries to Customer designated personnel. Scitor ITS shall use its reasonable endeavors to respond to Customer promptly on any query which is Service related.

        5.2 Scitor ITS shall provide Tail Circuit management Service for all Tail Circuits requested by Customer. Tail Circuit management services comprise:

                5.2.1 ordering (where legally able to do so) and managing of the connection of Tail Circuits, modems and other communications equipment from the relevant PTTs or other third party vendors as applicable;

                5.2.2 testing and acceptance of Tail Circuits, modems and other communications equipment;

                5.2.3 Tail Circuit fault reporting and coordination of restoration upon Scitor ITS becoming aware of a fault;

                5.2.4 payment to PTTs and other third party vendors in local currency on Customer's behalf, where applicable (but this service does not affect Customer's liability with respect to such Tail Circuits, modems or other communications equipment and all sums paid by Scitor ITS to PTTs or other third party vendors in respect thereof shall be reimbursed by Customer as more fully described in Attachment 2).

        5.3 It is acknowledged by Customer that in providing the Service under this Agreement, Scitor ITS will be carrying out various project management tasks as agreed by Customer. Customer hereby agrees to pay Scitor ITS for all project management agreed in advance by Customer, in accordance with the charges specified in Attachment 2. Project Management shall include, without limitation, creation and agreement of critical path schedules, liaison with Customer's Network Project Manager, implementation and configuration of all Network connections and overall management of Customer's account.

        5.4 Scitor ITS shall put in place as soon as possible following the Effective Date of this Agreement, appropriate escalation procedures to facilitate the prompt and orderly resolution of any problems.

6.      EQUIPMENT

        6.1 Scitor ITS shall connect the Equipment at the Locations (if requested by Customer) on dates to be agreed by the Parties. Scitor ITS shall provide reasonable notification of the date of connection and shall connect at times to be agreed by the Parties. Should connection require the removal or disconnection of any existing equipment of Customer, Customer shall permit, and obtain all necessary consents for, such removal or disconnection and shall give Scitor ITS all necessary assistance to enable such work to be carried out.

        6.2 On the date of connection of the Equipment, Scitor ITS shall commission the Equipment, which on successful commissioning shall be turned over to the Customer for Acceptance Testing. For the purpose of this Clause 6.2, "successful commissioning" shall mean that Scitor ITS shall have checked, powered up, and then carried out manufacturer's initialization tests on the Equipment as confirmed by Customer in writing by the Customer's or the Associated Company's Network Project Manager. Customer shall have fifteen (15) days following successful commissioning to test the Equipment to ensure that the Equipment is functioning according to the specifications as set forth in Exhibit 1 to Attachment 4 and is installed correctly ("Test Period"). Customer shall inform Scitor ITS in writing of any non-conformance during this period and Scitor ITS upon notification shall promptly correct such non-conformance. If Scitor ITS is unable to correct such non-conformance within thirty (30) days then the Customer may elect to cancel the Service at the affected Location without further obligation to Scitor ITS, If the Customer fails to provide Scitor ITS with notice within the Test Period, the Equipment shall be deemed accepted by the Customer. The date of acceptance shall be either the date Customer provide written notice of acceptance or fifteen (15) days after successful commissioning, whichever is earlier.

        6.3 The rental period shall commence on the date of acceptance of the Service pursuant to Clause 12 and shall thereafter continue in accordance with the term of this Agreement.

        6.4 The rental and any other charges shall be as specified in Attachment 2.

        6.5 The Equipment shall at all times remain the sole and exclusive property of Scitor ITS or its Sub- Contractors and Customer shall have no rights or interest in the Equipment except for quiet possession and the right to use the Equipment under the terms and conditions of this Agreement.

        6.6 Customer shall have the following additional obligations with respect to the Equipment:

                6.6.1 not to sell, assign, sub-let, pledge or part with possession or control of or otherwise deal with the Equipment or any interest therein;

                6.6.2 not to change, remove or obscure any labels, plates, insignia, lettering or other markings which are on the Equipment at the time of connection thereof or which may thereafter be placed on the Equipment by Scitor ITS or by any person authorized by Scitor ITS;

                6.6.3 to keep the Equipment free from distress, execution or any other legal process;

                6.6.4 not to move the Equipment from the Location to which it was delivered and connected without Scitor ITS's prior written consent;

                6.6.5 not to use the Equipment or permit the same to be used contrary to any law or any regulation for the time being in force.

        6.7 Customer shall have full responsibility for the upkeep of the Equipment. For the purpose of this Clause 6.7, "responsibility for upkeep" shall mean that Customer shall:

                6.7.1 ensure that proper environmental conditions as recommended by the manufacturers are maintained for the Equipment and that the exterior surfaces are kept clean and in good condition;

                6.7.2 not make any modifications to the Equipment;

                6.7.3 not use in conjunction with the Equipment any accessory, attachment or additional equipment other than that which has been supplied by or approved in writing by Scitor ITS.

        6.8 Upon termination or expiry of this Agreement, Customer shall surrender possession of the Equipment in good order, repair and condition, to Scitor ITS, fair wear and tear excepted.

        6.9 Scitor ITS shall ensure that the Equipment is at the time of commissioning, and remains during the term of this Agreement, in good working order. If a Service fault occurs which has been caused by a failure in the Equipment, Scitor ITS shall restore or repair the Service as soon as practicably possible to the affected Location following such notification. Scitor ITS further agrees that a Scitor ITS Sub-Contractor will, if necessary as determined by Scitor ITS, arrive at the affected Location and commence any remedial activities within 4 working hours of notification, provided the notification is received, and the call-out can be made during the normal business day of the Scitor ITS Sub-Contractor nearest to the affected Location, and provided, also that the affected Location is within a 45 mile radius of said center ("Normal Service"). Remedial service on Equipment other than Normal Service shall be carried out by Scitor ITS through its Sub-Contractors as soon as is practicably possible, taking into account availability of service personnel, the time and date of Customer's notification and the country concerned.

        6.10 Scitor ITS shall not be responsible for Service faults, nor shall Scitor ITS be obliged to comply with its obligations under Clause 6.9, if such faults occur as a result of: (a) damage to the Equipment during transport activity or connection carried out by Customer or any third party other than as authorized by Scitor ITS; (b) interventions other than normal interventions carried out by non Scitor ITS personnel; (c) modifications, to the Equipment which have not been approved by the Equipment manufacturer or carried out by personnel unapproved by Scitor ITS; (d) improper treatment to the Equipment, failure to meet the Equipment manufacturer's specifications, or environmental conditions; or (e) accident or negligence on the part of Customer or any Force Majeure event. Any site visits or repairs made necessary by the events specified in this Clause 6.10 shall be subject to prior agreement by Scitor ITS and may cause Customer to incur increased charges for the Service at the affected Location, such charges to be commensurate with the cost to Scitor ITS of restoring or repairing the Service.

7.      SOFTWARE

        Customer is hereby granted non-exclusive and non-transferable licenses to use Software strictly in performing this Agreement. The Software and any intellectual property rights of whatever nature in the Software are and shall remain vested in Scitor ITS or an Associated Company of Scitor ITS and nothing contained in this Agreement shall convey any ownership interest in the Software to Customer. Customer acknowledges that the provision of Software is made by Scitor ITS strictly for use in conjunction with the Service and Customer agrees not to produce, copy, alter, modify, or add to the Software or any part thereof, nor to attempt or to allow a third party to attempt to reverse engineer, translate or convert the Software from machine readable to human readable form, except as permitted by applicable law.

8.      INTELLECTUAL PROPERTY RIGHTS AND CONFIDENTIALITY

        8.1 It is understood and agreed by Customer that all intellectual property rights in the computer programs utilized by Scitor ITS in relation to the Service, and the Network are either licensed to or the property of Scitor ITS and nothing contained in this Agreement shall be deemed to convey title or ownership interest therein to Customer.

        8.2 Subject to this Clause 8.2, Scitor ITS warrants that the Service will not infringe third party intellectual property rights in any country where the Service are provided to Customer. If Scitor ITS breaches this warranty it will defend Customer against any claim in respect of any infringement or alleged infringement and will pay resulting costs and damages finally awarded by a court, provided that Customer: (a) promptly notifies Scitor ITS in writing of the claim and; (b) gives Scitor ITS sole control of the defense and all related settlement negotiations. Scitor ITS will either procure the right for Customer to continue using the Service (including the part of the Service that has infringed) or offer alternative Service so that they become non-infringing, at no cost to Customer. Scitor ITS will have no liability for any claim based upon the combination, operation or use of the Service with equipment, data or software not supplied by Scitor ITS if the cause of the infringement cannot be clearly identified. Notwithstanding anything else contained in this Clause 8.2, in no event shall Scitor ITS's liability to Customer in respect of Equipment or software not proprietary to Scitor ITS or an Associated Company of Scitor ITS exceed any intellectual property infringement warranties provided to Scitor ITS or an Associated Company of Scitor ITS by third party equipment and software suppliers.

        8.3 Customer and Scitor ITS acknowledge that they will receive confidential information and trade secrets ("Confidential Information") from each other in connection with this Agreement. Confidential Information shall be deemed to include all the information each Party receives from the other Party, except anything designated as not confidential. Customer and Scitor ITS agree to maintain the secrecy of the Confidential Information and agree neither to use it (except for the purposes of performing hereunder) nor to disclose it to anyone outside Customer or Scitor ITS or to anyone within Customer and Scitor ITS who does not have a need to know it in order to perform under this Agreement. Confidential Information shall not include any information which is publicly available at the time of the disclosure or subsequently becomes publicly available through no fault of Customer or Scitor ITS or is rightfully acquired from a third party who is not in breach of an agreement to keep such information confidential.

9.      CHARGES AND PAYMENT

        9.1 All charges shall be invoiced by Scitor ITS to Customer in Dollars, monthly in advance unless otherwise provided in Attachment 2, and shall be payable, in Dollars, without deduction or set- off, within 30 days of receipt of invoice by Customer. All other charges shall be invoiced as incurred or monthly, in arrears, in Dollars and shall be payable, in Dollars, without deduction or set-off, within 30 days of receipt of invoice by Customer.

        9.2 All prices and charges stated are exclusive of value added tax, sales tax, excise tax, gross receipts tax and any similar tax which may be applicable thereto and Customer agrees to pay all such applicable taxes.

        9.3 Scitor ITS reserves the right to make a reasonable charge for any work done by Scitor ITS which is attributable to Customer's failure to perform any of its obligations under this Agreement, provided that such work is necessary in the reasonable discretion of Scitor ITS and that wherever feasible, Scitor ITS shall have notified Customer's Network Project Manager in advance.

        9.4 Reasonable charges for travel and subsistence (when not specifically and expressly included in the Service) are separately payable by Customer provided and to the extent that they have been agreed to in advance by the Parties.

        9.5 Failure to pay by Customer according to the terms of this Agreement shall entitle Scitor ITS, without prejudice to its other rights and remedies under this Agreement to:

                9.5.1 charge interest on a daily basis from the original due date at the rate of 4 percentage points above the Chase Manhattan Bank's annual Prime Rate in force from time to time; and/or

                9.5.2 suspend the Service, having given 14 days written notice of its intention to do so, and Customer having failed to remedy its payment default during that time.

        9.6 There will be special pricing that applies to the Services up until December 31, 1996. After that date the full rate pricing will be charged, all as more fully described in the Schedule to Attachment 2.

10.     EXCLUSIONS AND LIMITATIONS OF LIABILITY

        10.1 Neither Party will be liable for delay in performing obligations or for any failure to perform obligations if the delay results from circumstances beyond the reasonable control of either Party.

        10.2 EXCEPT AS EXPRESSLY CONTAINED IN THIS AGREEMENT, SCITOR ITS MAKES NO WARRANTIES AND HEREBY DISCLAIMS ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE SERVICE OR ANY EQUIPMENT OR SOFTWARE PROVIDED UNDER OR IN RELATION TO THE AGREEMENT.

        10.3 NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES HOWSOEVER ARISING INCLUDING, BUT NOT LIMITED TO, ANY DAMAGES FOR LOST TIME, INCOME, REVENUE, CLIENTS GOODWILL, PROFITS OR OTHER SIMILAR ITEMS, OR

ANY BUSINESS INTERRUPTION OF ANY KIND EVEN IF THE OTHER PARTY HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE.

        10.4 In the event that data furnished by Customer, whether transmitted via the Network or otherwise, is lost, destroyed or damaged due to the negligence of Scitor ITS, its agents or employees, Customer's sole remedy shall be the repair or replacement by Scitor ITS of such lost, destroyed or damaged data, provided however that such repair or restoration can reasonably be performed by Scitor ITS and provided, further, that Customer furnishes Scitor ITS with all source data, in machine readable form, necessary for such repair or restoration.

        10.5 Subject to Clauses 10.3 and 10.4, and without prejudice to Customer's obligation to pay any charges hereunder for Service rendered, the Parties' maximum liability to each other under this Agreement is limited in respect of each event or series of connected events as follows:

$1,000,000        in respect of physical damage to or loss of tangible property;
$100,000          in respect of all other events other than intentional acts or acts of negligence by a Party, its employees or agents, to the extent that such acts cause death of or injury to persons.

        10.6 The Parties' sole obligations and liabilities are as stated in this Agreement and all other representations, conditions, warranties and terms express or implied whether by statute, law or otherwise are hereby excluded to the full extent permitted by law.

11.     INDEMNITY

        Customer hereby agrees to indemnify and hold Scitor ITS harmless, from and against any and all claims, liabilities, losses, damages, costs, expenses (including reasonable legal fees and other costs of litigation or arbitration on an indemnity basis) [*]. This Clause 11 shall survive any termination or expiration of this Agreement.

12.     COMMISSIONING AND ACCEPTANCE OF SERVICE

        12.1 Scitor ITS shall commission the Service at the Locations carrying out the Commissioning Tests and procedures specified in Attachment 4.

        12.2 Acceptance of the Service at a Location by Customer shall be on the date that Scitor ITS has successfully completed said Commissioning Tests or, in the case of X.28 dial-up shared public rotary service, on the date Scitor ITS issues a network user identifier ("NUI") to Customer.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

13.     CHANGE CONTROL PROCEDURES

        All changes to the Service including, without limit to the generality of the foregoing, connection upgrades and downgrades, reconfigurations and new Service shall be as mutually agreed by the Parties and shall be subject to the following change control procedures:

        13.1 Customer shall submit to Scitor ITS a written request for change which alters, amends, enhances, adds to or deletes from the Service to be provided by Scitor ITS under this Agreement (hereinafter referred to as an "RFC");

        13.2 Scitor ITS shall evaluate each such RFC and shall within fourteen
(14) days following Scitor ITS's receipt of the RFC submit a written response including Scitor ITS's ability to provide any varied or new Service, and the cost impact upon Customer in doing so;

        13.3 upon receipt of Scitor ITS's response, Customer shall notify Scitor ITS whether it wishes to proceed on the basis of the terms and conditions set forth in Scitor ITS's response;

        13.4 upon receipt of said notification from Customer that they wish to proceed, Scitor ITS shall within sixty (60) days of the original written request from Customer, commence performance in accordance therewith;

        13.5 for the purposes of this Agreement, each RFC duly accepted by Scitor ITS and Customer shall constitute a supplement to this Agreement and shall thus be automatically incorporated herein.

14.     APPLICABLE LAW AND ARBITRATION

        14.1 This Agreement and all matters regarding the interpretation and / or enforcement hereof, shall be governed exclusively by the law of the State of Georgia, except in so far as the federal law of the United States of America may control any aspect of this Agreement in which case federal law shall govern such aspect.

        14.2 All disputes arising in connection with this Agreement shall be settled exclusively by arbitration before a single arbitrator in Washington, D.
C. in accordance with the Commercial Arbitration Rules of the American Arbitration Association. Each Party irrevocably consents to personal jurisdiction and to ex parte action should any Party refuse to participate in such proceedings. The arbitrator's award shall be final and binding on all Parties and judgment on the award may be entered and the award enforced in any court having jurisdiction thereof.

15.     GENERAL

        15.1 NOTICES: All notices under this Agreement shall be in writing addressed to the Parties at their respective addresses stated on page 1 hereof, or any subsequent address notified to the other Party following the procedures set forth in this Clause 15.1. If sent by international courier, notices shall be deemed to have been given 3 days after the date of delivery by the Party giving notice the notice to the courier. Notices hereunder may also be sent by facsimile to addresses and/or numbers notified for the purpose pursuant to the procedures set forth in this Clause 15.1, provided that the sending Party obtains confirmation of the receipt of such notices from the recipient. If so sent, such notices shall be deemed to have been given on the first business day (in the country of receipt) after the date of transmission.

        15.2 ASSIGNMENT: Neither Party shall assign or otherwise dispose of this Agreement or any part hereof or any benefit hereunder without the prior consent in writing of the other Party, provided that:

                15.2.1 Scitor ITS shall be entitled to assign or otherwise dispose of this Agreement or any part hereof to an Associated Company of Scitor ITS; and

                15.2.2 Customer shall be entitled to assign or otherwise dispose of this Agreement, or any part hereof to an Associated Company of Customer, having received Scitor ITS's written consent, such consent not to be unreasonably withheld or delayed.

        15.3 NO WAIVERS: No failure or delay of either Party in exercising any right, power, or privilege hereunder (and no course of dealing between the Parties) shall operate as a waiver of any such right, power or privilege. No waiver of any default on any one occasion shall constitute a waiver of any subsequent default. No single or partial exercise of any such right, power or privilege shall preclude the further or full exercise thereof.

        15.4 NO THIRD PARTY BENEFICIARIES, AGENCY OR PARTNERSHIP: The provisions of this Agreement are solely for the benefit of the Parties. No other parties, including Customer Associated Companies , invitees, members of the general public and other third parties are intended to have nor shall have any rights whatsoever under this Agreement, whether for injury, loss or damage to persons or property, or for economic loss, damage or injury otherwise. This Agreement is not intended to create a joint venture or partnership between the Parties and neither Party is authorized to act as the agent of the other.

        15.5 INVALIDITY: If any term, provision, or clause of this Agreement or any portion of such term, provision or clause is held invalid or unenforceable, the remainder of this Agreement will not be affected thereby and each remaining term, provision or clause or portion thereof will be valid and enforceable to the full extent permitted by law.

        15.6 FURTHER DOCUMENTS: Each Party agrees to execute such additional documents as may be necessary or appropriate to accomplish the purposes this Agreement.

        15.7 SUB-CONTRACTORS: Scitor ITS shall be entitled to subcontract any of its obligations under this Agreement to Sub-Contractors but Scitor ITS shall in all events be fully liable to Customer for the performance (or lack of) of its Sub-Contractors under this Agreement.

        15.8 ENTIRE AGREEMENT: This Agreement constitutes the entire agreement relating to the Service and supersedes all previous oral or written communications, proposals and agreements in respect thereof. This Agreement may not be modified, except by supplements duly executed by the Parties.

        15.9 INTERPRETATIONS: In this Agreement unless otherwise stated (a) the headings used in this Agreement are included for convenience only and are not to be used in construing or interpreting this Agreement; (b) any reference to the plural shall include the singular and any reference to the singular shall include the plural; and (c) any reference to an attachment, clause or to a schedule shall be an attachment, clause or a schedule of this Agreement.

        IN WITNESS WHEREOF, Scitor ITS and Customer have duly executed this Agreement as of the day and year first above written.

SCITOR ITS                                CUSTOMER


By: /s/ William Bongert                   By: /s/ Christopher Moore
   --------------------------------          -----------------------------------
Name:   William Bongert                   Name:   Chris Moore
     ------------------------------            ---------------------------------
Title:  Vice President & GM               Title:  President
      -----------------------------             --------------------------------

                      ATTACHMENT 1 - DESCRIPTION OF SERVICE

        The Service provided by Scitor ITS under this Agreement shall be as described in this Attachment. Changes to the Service shall be mutually agreed by the Parties (and in accordance with the procedures set forth in Clause 13) and shall be incorporated herein by duly executed supplements.

1.      OVERVIEW.

        Scitor ITS shall provide Customer with an end to end managed data network service, providing a complete end to end solution for the interconnection of Customer's Local Area Network ("LAN") in the Locations, and including connection to the Network (X.25 or Frame Relay) to the SITA Mega Transport Network (MTN), provision and support of routers, end to end Network management to include alarm monitoring, configuration, problem diagnosis, and consolidated support of all Network components. In order to maintain security of the Locations, each of the routers provided will be configured with an access list. Customer shall be provided with a VPN that shall be accomplished by administration of the virtual private circuits as defined in the Frame Relay service to prevent access to and from any site not specifically authorized by the Customer. Access lists in the Customer's site routers can be used to provide additional security as Customer deems necessary.

2.      SPECIFIC CONNECTIONS

        Scitor shall provide the specific connections at the Customer's request and line speeds to the Network all as more fully described in the schedules to Attachment 2 at the Locations listed in the schedule to Attachment 3, and also the provision of routers, modems, and cables (from the routers to the modems).

3.      SOFTWARE

        The Software under this agreement shall consist of software and firmware integral to the Equipment.

4.      LAN TO LAN ACCESS

        LAN to LAN Access comprises the delivery, configuration, connection and ongoing support of all routers, modems and cables to ensure LAN to LAN connectivity between the Locations. As part of this service Scitor ITS will configure the router network to provide optimum performance across the Network. Each LAN protocol to be carded across the network will be, in each case, tuned to ensure that only traffic for the wide area network is passed from the LAN.



                              Attachment 1, Page 1

                             ATTACHMENT 2 - CHARGES

        Scitor ITS shall provide Customer with the Service in the Locations and in accordance with the charges all as set forth in the schedule to this Attachment ("Schedule"). Scitor shall commence billing of fixed port and CIR charges on the date of commissioning of the Service at any Location and such charges will then be invoiced monthly in advance until the date of termination or expiration of this Agreement; traffic charges shall be invoiced monthly in arrears; connection and set up charges will be added to the first months port charge, and NUI administration charges shall be invoiced monthly in arrears. Customer understands that the X.28 connections are Scitor ITS' asynchronous public shared rotary dial-up Service.

1.      PORT AND CIR CHARGES

        The port and CIR charges applicable to the Locations shall be as specified in the Schedule. All port and CIR charges are fixed for the Initial Term. Scitor shall commence billing of fixed port charges on the date of commissioning of the Service at any Location and such charges will then be invoiced monthly in advance until the date of termination or expiration of this Agreement.

2.      CONNECTION AND DISCONNECTION CHARGES

        The charges applicable for connections shall be as specified in the Schedule and for disconnections shall be [*] per disconnected Location. All such charges are one time charges payable in the case of connections on the date of commissioning of the Service at a Location; in the case of disconnections, such charges are payable on the date of disconnection of the Location from the Network.

3.      PROJECT MANAGEMENT CHARGES

        Project Management charges applicable to this Agreement shall be as specified in the "Schedule. All Project Management charges are one time charges payable on the date of commissioning of the Service at a Location.

4.      TAIL CIRCUIT CHARGES

        Tail Circuit charges shall be as notified by Scitor ITS. Tail Circuit charges are monthly charges adjusted in line with actual charges from PTTs. Customer shall be entitled to request Scitor ITS to review the Tail Circuit charges for any Location and any changes to Tail Circuit charges as a result of said review shall be effected the first day of the month following such review. No credits for Tail Circuit charges shall apply. Tail Circuit charges commence from the date of installation of the Tail Circuit by the PTT.

5.      MANAGEMENT CHARGES

        TAIL CIRCUIT Customer shall pay monthly a charge of [*] of the Tail Circuit charges or [*] whichever is the higher. This charge is in addition to Tail Circuit charges.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                              Attachment 2, Page 1

        NUI Customer shall pay monthly a charge of [*] per Location.

6.      EQUIPMENT RENTAL CHARGES

        Equipment rental charges applicable to this Agreement shall be as specified in the Schedule. These charges shall be fixed for the Initial Term of this Agreement. Equipment rental charges shall commence on the date of commissioning of the Service at a Location.

7.      SOFTWARE LICENSE FEES

        The software license fees shall be as specified in the Schedule and shall be payable upon the date of delivery of the Software to Customer (unless integral to the Equipment).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                              Attachment 2, Page 2

                         SCHEDULE X.25 AND X.28 CHARGES

1.      MONTHLY PORT CHARGES

                                  LINE
  LOCATION         SERVICE        SPEED        FIXED PORT($)       TRAFFIC($ PER MB)
-------------    -----------    --------   ---------------------   -------------------
    [*]          [*]               [*]     [*]                     N/A (waived through
                                                                   31 December 1996)
    [*]          [*]               [*]     [*]    (after 1/1/97)   N/A
    [*]          [*]                       [*]
    [*]          [*]                       [*] each
    [*]          Telehousing               [*]

        1.1 Customer understands that the X.28 connections are Scitor ITS' asynchronous public shared rotary dial-up Service.

        1.2 All other port charges shall be as notified to Customer by Scitor ITS from time to time.

        1.3 All X.28 Public Dial connection charges will be billed at a rate of [*] per hour through 31 December 1996. Effective 1 January 1996, these charges will be invoiced in accordance with the Schedule of Public x.28 Connection Charges included on Page 2 to Attachment 2 of this Agreement.

2.      CONNECTION CHARGES (ONE TIME)

  Location           Charge $           Service
-------------        --------     ---------------------
    [*]              [*]          [*]
    [*]              [*]          [*]
    [*]              [*]          [*] (per connection)

All other connection charges shall be as notified to Customer by Scitor ITS from time to time.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.



                                Schedule, Page 1

                     SCHEDULE PUBLIC X.28 CONNECTION CHARGES

ZONE          NUI           ZONE     1    ZONE     2   ZONE     3   ZONE     4     ZONE     5
              Per Mth $     Per Hour $    Per Hour $   Per Hour $   Per Hour $     Per Hour $
------        ---------     ----------    ----------   ----------   ----------     ----------
ZONE 1          [*]           [*]           [*]          [*]           [*]           [*]
ZONE 2          [*]           [*]           [*]          [*]           [*]           [*]
ZONE 3          [*]           [*]           [*]          [*]           [*]           [*]
ZONE 4          [*]           [*]           [*]          [*]           [*]           [*]
ZONE 5          [*]           [*]           [*]          [*]           [*]           [*]
ZONE 6          [*]           [*]           [*]          [*]           [*]           [*]
ZONE 7          [*]           [*]           [*]          [*]           [*]           [*]


                                Schedule, Page 2


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

ZONES

   ZONE 1         ZONE 2        ZONE 3      ZONE 4     ZONE S          ZONE 6       ZONE 7
-----------   --------------   -------   -----------   ------------   ---------     ------
[*]           [*]              [*]       [*]           [*]             [*]          [*]
[*]           [*]              [*]       [*]           [*]             [*]
[*]           [*]              [*]       [*]           [*]             [*]
[*]           [*]                        [*]           [*]             [*]
[*]           [*]                        [*]           [*]             [*]
[*]           [*]                        [*]           [*]             [*]
[*]           [*]                        [*]           [*]             [*]
[*]           [*]                        [*]           [*]             [*]
[*]           [*]                        [*]           [*]             [*]
[*]           [*]                        [*]           [*]             [*]
[*]           [*]                        [*]           [*]             [*]
[*]           [*]                        [*]                           [*]
[*]                                                                    [*]
[*]                                                                    [*]
[*]
[*]

[*]

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                Schedule, Page 3

                            ATTACHMENT 3 - LOCATIONS

1. The Locations to be provided with the Service shall be as specified in the schedule to Attachment 2 ("Schedule").

2.      Customer agrees to commit to use the Service for a minimum of thirty six
        (36) months at all Locations from the Date of Connection of the Service as specified in Attachment 4 (or the actual Date of Connection if different) subject to the following exceptions:

        2.1 Customer terminates this Agreement under Clause 3.2;

        2.2 Customer substitutes any Location with a new Location provided Scitor ITS is able to provide Service at the new Location. Scitor ITS shall be entitled to invoice Customer a connection and project management charge for the new Location as agreed by the Parties;

        2.3 Customer may remove a Location if Customer is unable to conduct its business at that Location due to Force Majeure. This provision may only be invoked by Customer after 30 continuous days of Force Majeure;

3. Any cancellation of Service at a Location under Clauses 2.2 and 2.3 above (but not pursuant to Clause 2.1 of this Attachment 3 where there are no conditions other than as set forth in the Agreement at the appropriate clauses) shall be conditional on the following:

        3.1 Customer must give Scitor ITS at least 60 days prior written notice;

        3.2 Customer shall remain responsible for any Tail Circuit charges (including cancellation penalties) relevant to the Location where cancellation of Service has been requested, but Scitor ITS shall, on a best efforts basis, mitigate such costs by terminating any rental contracts with PTTs as soon as practically possible, following written notification by Customer;

        3.3 Customer shall pay to Scitor ITS a disconnection fee of [*] per canceled Location;

        3.4 Customer shall remain responsible for the duration of the term of this Agreement for payment of the monthly rental charges for the Equipment. Customer may discharge this responsibility at any time by paying Scitor ITS a lump sum equal to the depreciated value of the Equipment, as at the date of notice of cancellation, based on the original price paid by Scitor ITS or its Sub- Contractors for the Equipment plus 15% of such original price as a fee for administration and disconnection. Customer understands that Scitor ITS depreciates the Equipment over 3 years. Scitor ITS will transfer the Equipment to a substitute Location on payment of a reconnection charge agreed by the Parties and in addition Scitor ITS's travel and out of pocket expenses. A transfer shall not affect the rental term.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                              Attachment 3, Page 1

                          ATTACHMENT 4 - COMMISSIONING

1.      DATES OF CONNECTION

        1.1 Scitor ITS shall connect the Service at the Location on the following Dates of Connection:

    Location                                      Date of Connection
-----------------                                 ------------------
San Francisco, CA                                 1 November 1996

        1.2 Scitor ITS shall use reasonable efforts to connect the Service at the Locations on the above Dates of Connection, but shall have no responsibility, nor liability for delays unless caused by the negligence of Scitor ITS. In the event of any such delays Scitor ITS shall use reasonable efforts to provide the Service as set out in this Agreement at the earliest opportunity. Scitor ITS reserves the right to connect an interim service should such delays occur.

        1.3 Customer shall use reasonable efforts to accept the Service at the Locations on the Dates of Connection as set out above. Should Customer request to delay any Date of Connection after the Effective Date of this Agreement, such request if reasonable shall be agreed by Scitor ITS but any such delays agreed to by Scitor ITS shall not affect Customer's obligations to: (a) reimburse Scitor ITS for all PTT and other third party vendor charges in respect of Tail Circuits and communications equipment incurred from the date of any contract between Scitor ITS and any PTT or other third party vendor; and, (b) to accept Service at such affected Locations as soon as possible after the reason for the delay has been corrected.

        1.4 Customer also understands that should Scitor ITS or its agents or Sub-Contractors carry out a visit to a Location in order to connect the Service, and be then unable to do so as a result of any act or omission by Customer, Scitor ITS reserves the right to charge Customer for such visit at its then current manpower rates for such time and its reasonable travel and out of pocket expenses.

2.      COMMISSIONING

        Commissioning shall mean that Scitor ITS or its Sub-Contractors shall carry out the following Commissioning Tests at each Location as appropriate from Scitor ITS sites remote to the Customer Locations.

3.      COMMISSIONING TESTS

        3.1 TAIL CIRCUIT

        To run three 15 minute Bit Error Rate Tests to ensure that no more than one error in 10[6] data bits occur on the Tail Circuit.



                              Attachment 4, Page 1

        3.2 ALTERNATIVE TESTING

        Where local PTT operating conditions are such that the above commissioning tests are not appropriate, Scitor ITS is entitled to carry out alternative commissioning tests as agreed to by Customer. In this event Scitor ITS shall provide to the Customer a description of these alternative commissioning tests.



                              Attachment 4, Page 2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                 AMENDMENT NO. 1
               TO THE MANAGED DATA NETWORK SERVICES AGREEMENT NO.
                             MDNS/US/IPAS/09/96/99
                            DATED SEPTEMBER 17, 1996
         BETWEEN SCITOR INTERNATIONAL TELECOMMUNICATIONS SERVICES, INC.
                                  (SCITOR ITS)
                                       AND
                        I-PASS ALLIANCE, INC. (CUSTOMER)

        This Amendment is made by and between Scitor ITS having its principal place of business located at 3100 Cumberland Circle, Suite 1200, Atlanta, Georgia 30339 and Customer, having its principal place of business located at 555 Bryant Avenue, #248, Palo Alto, California 94301.

        In consideration of the covenants, premises and agreements set forth below, and in consideration of those set forth in the Agreement which this Amendment supplements, the parties do hereby agree as follows:

        The Schedule to Attachment 2 shall be replaced in its entirety by the revised Schedule to Attachment 2, attached hereto and made a part hereof this Amendment No. 1 and the Agreement.

        All other terms and conditions are as set forth in the Agreement shall remain in full force and effect.

        Customer and Scitor ITS each represent to the other that it has due and proper authority to enter into this Amendment to the Agreement and to make and perform all duties and obligations set forth and contemplated by this Amendment.

        IN WITNESS WHEREOF, this Amendment No. 1 was entered into as of the day and year first written below.

Scitor International
Telecommunications                        i-Pass Alliance, Inc.

By:  /s/  BARRY R. GOODMAN                By:   /s/  CHRIS MOORE
   --------------------------------          -----------------------------------

Printed Name:  Barry R. Goodman           Printed Name:     Chris Moore
             ----------------------                    -------------------------

Title: Director, Commercial Affairs       Title:  President/CEO
      -----------------------------             --------------------------------

Dated:      2/2/97                       Dated:        12/30/96
      -----------------------------             --------------------------------

                         SCHEDULE X.25 AND X.28 CHANGES

1.      MONTHLY PORT CHARGES

   LOCATION            SERVICE          LINE SPEED     FIXED PORT($)             TRAFFIC($ PER MB)
-------------         ----------        ----------     ----------------------    -------------------
[*]                   [*]                [*]           [*]                       [*] (waived through
                                                                                 2/28/97)
[*]                   [*]                [*]           [*] (after  3/1/97)       N/A
[*]                   [*]                              [*]
[*]                   [*]                              [*]
[*]                                                    [*]

1.1 Customer understands that the X.28 connections are Scitor ITS' asynchronous public shared rotary dial-up Service.

1.2 All other port charges shall be as notified to Customer by Scitor ITS from time to time.

2.      CONNECTION CHARGES
        (ONE TIME)

         LOCATION                        CHARGE $                       SERVICE
       -------------                     --------                       ---------------------
       [*]                               [*]                            [*]
       [*]                               [*]                            [*]
       [*]                               [*]                            [*]

        All other connection charges shall be as notified to Customer by Scitor ITS from time to time.

3. Through February 28, 1997, the connection charges per hour will be [*] per hour across all zones. Effective March 1, 1997, the below X.28 public dial pricing matrix will be in effect.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       2.

                     SCHEDULE PUBLIC X.28 CONNECTION CHARGES

               NUI
             PER MTH
 ZONE           $         ZONE 1    ZONE 2     ZONE 3    ZONE 4     ZONE 5     ZONE 6    ZONE 7
------       --------     ------    ------     ------    ------     ------     ------    ------
ZONE 1        [*]         [*]       [*]        [*]       [*]        [*]        [*]       [*]
ZONE 2        [*]         [*]       [*]        [*]       [*]        [*]        [*]       [*]
ZONE 3        [*]         [*]       [*]        [*]       [*]        [*]        [*]       [*]
ZONE 4        [*]         [*]       [*]        [*]       [*]        [*]        [*]       [*]
ZONE 5        [*]         [*]       [*]        [*]       [*]        [*]        [*]       [*]
ZONE 6        [*]         [*]       [*]        [*]       [*]        [*]        [*]       [*]
ZONE 7        [*]         [*]       [*]        [*]       [*]        [*]        [*]       [*]


NOTE: IN COUNTRY USAGE CHARGES PER HOUR ARE AS FOLLOWS:

         [*]                 [*]               [*]                [*]                [*]
         --                  --               ------             -------             -----
        [*]                  [*]              [*]                [*]                 [*]


                                      ZONES

   ZONE 1           ZONE 2            ZONE 3               ZONE 4               ZONE 5             ZONE 6             ZONE 7
------------    --------------        ------             -----------         ------------       ------------     -----------------
    [*]              [*]              [*]                    [*]                 [*]                [*]                [*]
    [*]              [*]              [*]                    [*]                 [*]                [*]
    [*]              [*]              [*]                    [*]                 [*]                [*]
    [*]              [*]                                     [*]                 [*]                [*]
    [*]              [*]                                     [*]                 [*]                [*]
    [*]              [*]                                     [*]                 [*]                [*]
    [*]              [*]                                     [*]                 [*]                [*]
    [*]              [*]                                     [*]                 [*]                [*]
    [*]              [*]                                     [*]                 [*]                [*]
    [*]              [*]                                     [*]                 [*]                [*]
    [*]              [*]                                     [*]                 [*]                [*]
    [*]              [*]                                     [*]                 [*]                [*]
    [*]                                                                                             [*]
    [*]                                                                                             [*]
    [*]
UK


[*]


   [*]
   [*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                       3.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                 AMENDMENT NO. 2
                 TO THE MANAGED DATA NETWORK SERVICES AGREEMENT
                            NO. MDNS/US/TPAS/09/96/99
                                  ("AGREEMENT")
                BETWEEN EQUANT NETWORK SERVICES, INC. ("EQUANT")
                                       AND
                       I-PASS ALLIANCE, INC. ("CUSTOMER")

This Amendment No. 2 ("Amendment") is made by and between EQUANT and Customer and shall be effective as of October 1, 1998 ("Effective Date").

In consideration of the covenants, premises and agreements set forth below, and in consideration of those set forth in the Agreement, which this Amendment supplements and modifies, the parties do hereby agree as follows:

        1.      Year 2000 Compliance

        The Agreement is hereby amended by renumbering the existing Clause 7 as Clause 7.1 and inserting the following as new Clause 7.2:

                "7.2 EQUANT warrants that all software (including the Software and any firmware), hardware, networks and equipment (together "Systems") over which it has Control (as defined below) used in connection with the provision, running and operation of the Service ("EQUANT Systems") will be Year 2000 Compliant (as defined below) by December 31, 1998. In respect of relevant Systems that EQUANT does not Control, including without limitation, all relevant Systems operated by, or proprietary to, telecommunications operators, EQUANT shall endeavor to obtain a Year 2000 Compliance statement from the relevant suppliers and shall advise Customer as to the results thereof and thereafter keep Customer informed of changes in status. EQUANT shall use reasonable endeavors to mitigate any fault in the Service caused by the non-Year 2000 Compliance of any Systems it does not Control, but shall not be liable to Customer for any loss or damages in the event that any such non-Year 2000 Compliance causes a fault in, or the non-availability of, the Service.

                7.2.1 Customer shall ensure that any of its programs or Systems or data into which the Systems used in the provision, running and operation of the Service will communicate or integrate are Year 2000 Compliant.

                7.2.2 EQUANT shall not be liable for any faults in or non-availability of the Service or Systems provided under this Agreement which arise out of non-Year 2000 Compliance except to the extent expressly provide above. Furthermore, EQUANT shall have no liability under the above warranty for any breach arising from the use of non-Year 2000 Compliant Systems or data with EQUANT Systems.

                7.2.3 For the purposes of this Agreement, EQUANT shall be deemed to "Control" a System if it (or any Associated Company of EQUANT) operates (or has given the Customer the right to use under this Agreement) and owns the intellectual property rights to the System; and "Year 2000 Compliant/ce" means Year 2000 conformity as that term is defined in DISC PD2000-1 published by the British Standards Institution."

        2.      EXCLUSIONS AND LIMITATIONS OF LIABILITY

        The Agreement is hereby amended by deleting Clause 10.3 in its entirety and substituting the following therefor:

                "EXCEPT FOR SHORTFALL CHARGES RESULTING FROM THE FAILURE TO SATISFY THE MINIMUM REVENUE COMMITMENTS SET FORTH IN ATTACHMENT 2, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES HOWSOEVER ARISING, INCLUDING BUT NOT LIMITED TO, ANY DAMAGES FOR LOST TIME, INCOME, REVENUE, CLIENTS' GOODWILL, PROFITS, OR OTHER SIMILAR ITEMS, OR ANY BUSINESS INTERRUPTION OF ANY KIND, EVEN IF THE OTHER PARTY HAS BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE."

        3.      MINIMUM VOLUME COMMITMENT

        The Agreement is hereby amended by adding the following new Clause 8 to Attachment 2:

                "8. MINIMUM VOLUME COMMITMENT

                During each "Commitment Period" specified below (as measured from the Effective Date of this Amendment), Customer shall satisfy the corresponding minimum volume commitment based on Customer's combined usage of X.25, X.28, and Remote LAN Access services (each such minimum volume commitment referred to as an "MVC"):

                           Commitment Period                  MVC
                           -----------------                  ----------
                           Months 1-3                         [*]
                           Months 4-15                        [*]

                Each MVC shall be calculated after application of all discounts using Customer's monthly recurring Port, Dial Access, and Remote LAN Access service charges and usage charges set forth in this Attachment 2, excluding one-time charges, Tail


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                Circuit Charges, Tail Circuit Management Charges, and CPE Charges ("Qualifying Charges").

                Should the actual Qualifying Charges invoiced to Customer during any Commitment Period be less than the applicable MVC ("Shortfall"), EQUANT shall invoice, and Customer shall pay, the Shortfall in accordance with Clause 9 of the Agreement.

                Alternatively, EQUANT and Customer may agree to extend the Initial Term for such a period so as to cover all or part of the Shortfall ("Grace Period"). Notwithstanding the foregoing, in no event shall the Grace Period exceed six (6) months. EQUANT shall invoice, and Customer shall pay, any Shortfall balance remaining at the end of the Grace Period in accordance with Clause 9 of the Agreement."

        4.      PUBLIC X.28 CONNECTION CHARGES

        Attachment 2 of the Agreement is hereby amended by deleting the Schedule of Public X.28 Connection Charges in its entirety and substituting the following therefor:

        "SCHEDULE- PUBLIC X.28 CONNECTION CHARGES

                  ZONE         FLAT CHARGE
                               PER HOUR ($)
                  ----         ------------
                   1               [*]

                   2               [*]

                   3               [*]

                   4               [*]

                   5               [*]

                   6               [*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

             FLAT CHARGE
     ZONE    PER HOUR($)
     ----    -----------
       7     [*]
       8     [*] (except for [*] and The [*], which will be [*])
       9     [*]
      10     [*] (except for [*], which will be [*])
      11     [*]
      12     [*]
      13     [*]
      14     [*]


        5.      ZONES

        Attachment 2 of the Agreement is hereby amended by deleting the Schedule of Zones in its entirety and substituting the following therefor:

                                     "ZONES
         * EQUANT PRICES PLUS LOCAL PUBLIC DATA NETWORK ("PDN") CHARGES

            ZONE 1          ZONE 2      ZONE 3                   ZONE 4                    ZONE 5         ZONE 6         ZONE 7
   ---------------------   -------    ----------  ------------------------------------     ------         ------        ---------
   [*]       [*]              [*]         [*]          [*]         [*]           [*]         [*]            [*]             [*]
   [*]       [*]              [*]         [*]          [*]         [*]           [*]         [*]                            [*]
                                                                                             [*]
   [*]       [*]              [*]         [*]          [*]         [*]           [*]         [*]                            [*]
   [*]       [*]              [*]         [*]          [*]         [*]           [*]                                        [*]
   [*]       [*]                          [*]          [*]         [*]           [*]                                        [*]
                                                                                                                            [*]
   [*]       [*]                          [*]          [*]         [*]           [*]                                        [*]
                                          [*]          [*]         [*]           [*]                                        [*]
                                          [*]          [*]         [*]

   ZONE 8       ZONE 9       ZONE 10               ZONE 11                 ZONE 12                           ZONE 13
------------  ----------     -------      -----------------------  -----------------------    --------------------------------------
    [*]          [*]           [*]          [*]          [*]          [*]          [*]          [*]            [*]          [*]
    [*]          [*]           [*]          [*]          [*]          [*]          [*]          [*]            [*]          [*]
    [*]          [*]           [*]          [*]          [*]          [*]          [*]          [*]            [*]          [*]
    [*]                        [*]          [*]          [*]          [*]          [*]          [*]            [*]          [*]
    [*]                        [*]          [*]          [*]          [*]          [*]          [*]            [*]          [*]
                                            [*]          [*]          [*]          [*]          [*]            [*]
                                                                      [*]          [*]

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

EQUANT does not represent or warrant that it can provide the Service in the above countries." Amendment No. 2 I-Pass Alliance. Inc.

All other terms and conditions are as set forth in the Agreement shall remain in full force and effect.

This Amendment, including the Agreement and applicable Order Forms, is the complete agreement of the parties and supersedes any prior agreements or representations, whether written or oral, with respect thereto.

Customer and EQUANT each represent to the other that it has due and proper authority to enter into this Amendment to the Agreement and to make and perform all duties and obligations set forth and contemplated by this Amendment.

IN WITNESS WHEREOF, this Amendment was entered into as of the dates set forth below, effective as of the Effective Date.

EQUANT NETWORK SERVICES, INC.           I-PASS ALLIANCE, INC.


By: /s/ B.J. BORENSEN                   By: /s/ CHRIS MOORE
   -------------------------------         -------------------------------------
Printed Name: B.J. Borensen             Printed Name: Chris Moore
             ---------------------                   ---------------------------
Title: President                        Title: CEO
      ----------------------------            ----------------------------------
Dated: 10/19/98                         Dated: 9/25/98
      ----------------------------            ----------------------------------

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                 AMENDMENT NO. 3
                 TO THE MANAGED DATA NETWORK SERVICES AGREEMENT
                           NO. MI)NS/US/IPAS/09/96/99
                                  ("AGREEMENT")
                BETWEEN EQUANT NETWORK SERVICES, INC. ("EQUANT")
                                       AND
                       I-PASS ALLIANCE, INC. ("CUSTOMER")

This Amendment No. 3 ("Amendment") is made by and between EQUANT and Customer and shall be effective as of October 1, 1998 ("Effective Date").

In consideration of the covenants, premises and agreements set forth below, and in consideration of those set forth in the Agreement, which this Amendment supplements and modifies, the parties do hereby agree as follows:

1.

         The Agreement is hereby amended by adding the following new Clause 8 to Attachment 2:

         8.  MINIMUM VOLUME COMMITMENT

         During each "Commitment Period" specified below (as measured from the Effective Date of this Amendment), Customer shall satisfy the corresponding minimum volume commitment based on Customer's combined usage of X.25, X.28, and Remote LAN Access services (each such minimum volume commitment referred to as an "MVC"):

                         Commitment Period                  MVC
                         -----------------                  ---
                         Months 1-3                         [*]

                         Months 4-6                         [*]

                         Months 7-12                        [*]

                         Months 13-18                       [*]

                  Each MVC shall be calculated after application of all discounts using Customer's monthly recurring Port, Dial Access, and Remote LAN Access service charges and usage charges set forth in this Attachment 2, excluding one-time charges, Tail Circuit Charges, Tail Circuit Management Charges, and CPE Charges ("Qualifying Charges").

                  Should the actual Qualifying Charges invoiced to Customer during any Commitment Period be less than the applicable MVC ("Shortfall"), EQUANT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                  shall invoice, and Customer shall pay, the Shortfall in accordance with Clause 9 of the Agreement.

                  Alternatively, EQUANT and Customer may agree to extend the Initial Term for such a period so as to cover all or part of the Shortfall ("Grace Period"). Notwithstanding the foregoing, in no event shall the Grace Period exceed six (6) months. EQUANT shall invoice, and Customer shall pay, any Shortfall balance remaining at the end of the Grace Period in accordance with Clause 9 of the Agreement."

All other terms and conditions are as set forth in the Agreement shall remain in full force and effect.

This Amendment, including the Agreement, and applicable Order Forms, is the complete agreement of the parties and supersedes any prior agreements or representations, whether written or oral, with respect thereto.

Customer and EQUANT each represent to the other that it has due and proper authority to enter into this Amendment to the Agreement and to make and perform all duties and obligations set forth and contemplated by this Amendment.

IN WITNESS WHEREOF, this Amendment was entered into as of the dates set forth below, effective as of the Effective Date.

EQUANT NETWORK SERVICES, INC.           I-PASS ALLIANCE, INC.


By: /s/ JIM WILKES                      By: /s/ RONALD CALANDRA
   -------------------------------         -------------------------------------
Printed Name: Jim Wilkes                Printed Name: Ronald Calandra
             ---------------------                   ---------------------------
Title:  Sr. V.P.                        Title: V.P. Operations
      ----------------------------            ----------------------------------
Dated:                                  Dated: 6-2-99
      ----------------------------            ----------------------------------

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.


                                AMENDMENT NO. 4
                 TO THE MANAGED DATA NETWORK SERVICES AGREEMENT
                           NO. MDNS/US/IPAS/09/96/99

        THIS AMENDMENT NO. 4 to the Managed Data Network Services Agreement No. MDNS/US/IPAS/09/96/99 ("AMENDMENT") is made by and between EQUANT NETWORK SERVICES, INC. ("EQUANT") and I-PASS ALLIANCE, INC. ("CUSTOMER"), and shall be effective as of December 1, 1999 ("Effective Date").

        Customer and Equant entered into that certain Managed Data Network Services Agreement Number MIDNS/US/IPAS/09/96/99 executed by Customer on September 17, 1996, (the "MDNSA"), Amendment No. 1 to the MDNSA executed by Customer on December 30, 1996, Amendment No. 2 to the MDNSA effective on October 1, 1998 and Amendment No. 3 to the MDNSA effective October 1, 1998 (all of the above being the "AGREEMENT"); and

        Customer and Equant desire to amend the Agreement to reflect certain changes;

        NOW, in accordance with the procedures for amendment of the Agreement set forth in Section 15.8 of the NMNSA and in consideration of the premises, the terms and conditions set forth below, and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

1.      X.28 AND PPP DIAL DISCOUNTS

        Effective as of the December 1999 monthly billing cycle, Customer will be entitled to a discount of [*] against all monthly X.28 and PPP Dial charges incurred that are in excess of $[*] a month and additional host access facilities, that is, X.25 p6l-ts/circuit/LANAS routers) will be provided free of charge.

2.      ENTIRE AGREEMENT

        Except as expressly modified by this Amendment, the Agreement shall remain in full force and effect according to its terms. This Amendment, including the Agreement and applicable Order Forms, is the complete agreement of the parties and supersedes any prior agreements or representations, whether written or oral, with respect to the subject matter hereto.

        The discounts set forth in this Amendment shall be contingent upon Customer's payment of the outstanding balance due as of September 1999 on its account of $[*] no later than three (3) months from the Effective Date of this Amendment.



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

        IN WITNESS WHEREOF, this Amendment was entered into as of the dates set forth below, effective as of the Effective Date.

        EQUANT SERVICES, INC.                 I-PASS ALLIANCE, INC.

        By: /s/ JIM WILKES                    By: /s/ RON CALANDRA
           -----------------------------         -------------------------------
        Printed Name: Jim Wilkes              Printed Name: Ron Calandra
                     -------------------                   ---------------------
        Title: Senior Vice President          Title: Vice President, Operations
              --------------------------            ----------------------------

        Date: 1/18/00                          Date: 12/15/99
             ---------------------------            ----------------------------

                                 AMENDMENT NO. 5
                 TO THE MANAGED DATA NETWORK SERVICES AGREEMENT
                            NO. MDNS/US/IPAS/09/96/99

        This Amendment No. 5 to the Managed Data Network Services Agreement No. MDNS/US/EPAS/09/96/99 ("AMENDMENT") is made by and between EQUANT NETWORK SERVICES, INC. ("EQUANT") and I-PASS ALLIANCE, INC. ("CUSTOMER"), and shall be effective as of February 4, 2000 ("EFFECTIVE DATE").

        Customer and Equant entered into that certain Managed Data Network Services Agreement Number MDNS/US/IPAS/09/96/99 executed by Customer on September 17, 1996, (the "MDNSA"), Amendment No. 1 to the NMNSA executed by Customer on December 30, 1996 ("AMENDMENT 1"), Amendment No. 2 to the MDNSA effective on October 1, 1998 ("AMENDMENT 2"), Amendment No. 3 to the MDNSA effective October 1, 1998 ("AMENDMENT 3") and Amendment 4 to the MDNSA effective December 1, 1999 ("AMENDMENT 4") (all of the above being the "AGREEMENT"); and

        WHEREAS, Customer and Equant desire to amend the Agreement to reflect certain changes;

        WHEREAS, Customer has changed its name to iPass, Inc.;

        NOW, in accordance with the procedures for amendment of the Agreement set forth in Section 15.8 of the MDNSA and in consideration of the premises, the terms and conditions set forth below,. and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:

1.      DEFINITIONS

        All capitalized terms used in this Amendment shall have the respective meanings given to such terms in the Agreement unless otherwise set forth in this Amendment.

2.      MODIFIED SCOPE OF AGREEMENT

        Notwithstanding anything contained in the Agreement to the contrary, Customer will be permitted to use the Network for the limited purpose of transporting data from it's customers, including internet service providers, to Customer's internet gateway.

3.      EXTENSION OF INITIAL TERM

        The Initial Term of the Agreement is hereby extended for a period of forty-eight (48) months from the Effective Date of this Amendment.

4.      MINIMUM VOLUME COMMITMENT & DISCOUNTS

        Customer has met and/or exceeded all prior Minimum Volume Commitments as that term is defined in Amendments 2 and 3. Customer agrees to commit to the following new Minimum Revenue Commitment from the Effective Date of this Amendment.

        Accordingly, the Agreement is hereby amended by adding the following new Clause 8 to Attachment 2:

        8.     Minimum Volume Commitment

        8.1 During each "Commitment Period" specified below (as measured from the Effective Date of this Amendment), Customer shall satisfy the corresponding minimum volume commitment based on Customer's combined usage of X.25, X.28, and Remote LAN Access services (each such "minimum volume commitment" will be referred to herein as an "MVC"):

                      COMMITMENT PERIOD                MVC
                      -----------------              ----------
                       Months 1 to 12                $[*]

                       Months 13 to 24               $[*]

                       Months 25 to 36               $[*]

                       Months 37 to 48               $[*]


               Each WC shall be calculated after application of all discounts using Customer's monthly recurring Port, Dial Access, and Remote LAN Access service charges and usage charges set forth in this Attachment 2, excluding one-time charges, Tail Circuit Charges, Tail Circuit Management Charges, and CPE Charges ("QUALIFYING CHARGES").

               Should the actual Qualifying Charges invoiced to Customer during any Commitment Period be less than the applicable MVC ("SHORTFALL"), Equant shall invoice, and Customer shall pay, the Shortfall at the end of the applicable Commitment Period that such Shortfall occurred in accordance with Clause 9 of the Agreement.

        8.2 Equant will provide any additional new host access facilities, that is, X.25 ports/circuit/LANAS routers) free of charge, provided however that Customer has met and/or exceeded the MVCs as set forth herein."

5.      PUBLIC X.28 CONNECTION CHARGES

        Clause 4 of Amendment 2 is hereby amended by deleting the Schedule of Public X.28 Connection Charges in its entirety and substituting the following therefor:



[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

               "SCHEDULE - PUBLIC X.28 CONNECTION CHARGES"



                             Flat Charge
               Zone          per Hour ($)
               ----          ------------
               1                 [*]

               2                 [*]

               3                 [*]

               4                 [*]

               5                 [*]

               6                 [*]

               7                 [*]

               8                 [*]

               9                 [*]

               10                [*]

               12                [*]

               13                [*]

               14                [*]

6.      ZONES

        Clause 5 of Amendment 2 is hereby amended by deleting the Schedule of Zones in its entirety and substituting the revised Schedule of Zones attached to this Amendment as Attachment 2.

7.      ENTIRE AGREEMENT

        Except as expressly modified by this Amendment, the Agreement shall remain in full force and effect according to its terms. This Amendment, including the Agreement and applicable Order Forms, is the complete agreement of the parties and supersedes any prior agreements or representations, whether written or oral, with respect to the subject matter hereto, including Amendment 4.

        Provided this Amendment is accepted and executed by Equant, all charges, discounts or rates set forth in this Amendment shall be effective beginning with the first full billing cycle following Customer's execution and delivery of this Amendment to Equant unless expressly stated otherwise.

        IN WITNESS WHEREOF, this Amendment was entered into as of the dates set forth below, effective as of the Effective Date.

        EQUANT NETWORK SERVICES, INC.       IPASS, INC.


        By: /s/ JIM WILKES                  By: /s/ MICHAEL MANSOURI
           -----------------------------       ---------------------------------

        Printed Name: J.C. WILKES           Printed Name: Michael Mansouri
                     -------------------                 -----------------------

        Title:  S.V.P. AMERICAS             Title: Chairman & CEO
              --------------------------          ------------------------------

        Dated:  2-16-00                     Dated: February 4, 2000
              --------------------------          ------------------------------

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

                                  ATTACHMENT 2

                               SCHEDULE OF ZONES

[*]

-----------------------------------------------------------------------------------------------------------------------------------
      ZONE 1              ZONE 2          ZONE 3                   ZONE 4                       ZONE 5      ZONE 6       ZONE 7
-----------------------------------------------------------------------------------------------------------------------------------
[*]          [*]          [*]            [*]         [*]           [*]           [*]           [*]          [*]         [*]
[*]          [*]          [*]            [*]         [*]           [*]           [*]           [*]          [*]         [*]
[*]          [*]          [*]            [*]         [*]           [*]           [*]           [*]          [*]         [*]
[*]          [*]          [*]            [*]         [*]           [*]           [*]           [*]          [*]         [*]
[*]          [*]          [*]            [*]         [*]           [*]           [*]           [*]          [*]         [*]
[*]          [*]          [*]            [*]         [*]           [*]           [*]           [*]          [*]         [*]

                                         [*]         [*]           [*]           [*]                                    [*]
                                         [*]         [*]           [*]           [*]                                    [*]
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
  ZONE 8       ZONE 9      ZONE 10             ZONE 11                    ZONE 12              ZONE 13
-----------------------------------------------------------------------------------------------------------------------------------
[*]          [*]          [*]            [*]         [*]           [*]           [*]           [*]          [*]         [*]
[*]          [*]          [*]            [*]         [*]           [*]           [*]           [*]          [*]         [*]
[*]          [*]          [*]            [*]         [*]           [*]           [*]           [*]          [*]         [*]
[*]                       [*]            [*]         [*]           [*]           [*]           [*]          [*]
[*]                                      [*]         [*]           [*]           [*]           [*]          [*]
                                         [*]         [*]           [*]           [*]           [*]          [*]
                                                                   [*]                         [*]
                                                                                               [*]
-----------------------------------------------------------------------------------------------------------------------------------

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.